Exhibit 99.1

Exhibit 99.1 Unaudited Pro Forma Condensed Consolidated Financial Information

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Community First, Inc. (the “Company”) are included herein:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2012

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The Unaudited Pro Forma Condensed Consolidated Financial Statements and related Notes presented reflect the sale of certain assets and liabilities associated with the Company’s bank subsidiary’s Cool Springs branch location (the “Cool Springs Branch”), which was completed on December 7, 2012.

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by applying pro forma adjustments to the Unaudited Condensed Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2012. The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the sale of the Cool Springs Branch assuming the sale had occurred as of September 30, 2012. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2012 reflects the sale of the Cool Springs Branch assuming the sale had occurred at the beginning of the year 2012. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 reflects the sale of the Cool Springs Branch assuming the sale occurred at the beginning of the year 2011. The pro forma adjustments, as described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, are based on currently available information. While such adjustments are subject to change, management believes such adjustments are reasonable and directly attributable to the assets and liabilities sold in connection with the Cool Springs Branch.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the sale occurred on, or as of, the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position.

Additionally, the gain on the branch sale may differ from the amount shown herein due to changes in deposits from September 30, 2012 and the closing date of the transaction and other adjustments based on the final closing of the transaction.

Community First, Inc.

Consolidated Balance Sheet

(Unaudited, Condensed)

	September 30, 2012
(amounts in thousands, except share and per share data)	As Reported (a)	Pro Forma Adjustments (b)	Pro Forma
Assets
Cash and due from banks	$102,595	$(24,064)	$78,531
Federal funds sold	—	—	—

Cash and cash equivalents	102,595	(24,064)	78,531
Time deposits in other financial institutions	500	—	500
Securities available for sale, at fair value	68,270	—	68,270
Loans held for sale, net of allowance of $490	24,352	(24,352)	—
Loans	327,039	—	327,039
Allowance for loan losses	(11,624)	—	(11,624)

Net loans	315,415	—	315,415

Restricted equity securities, at cost	1,727	—	1,727
Premises and equipment, net	8,983	—	8,983
Premises and equipment held for sale, net	4,886	(4,886)	—
Accrued interest receivable	1,296	(93)	1,203
Core deposit and customer relationship intangibles, net	1,393	—	1,393
Other real estate owned, net	16,880	—	16,880
Bank owned life insurance	9,258	—	9,258
Other assets	4,596	(80)	4,516

Total Assets	$560,151	$(53,475)	$506,676

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing	$47,868	$—	$47,868
Noninterest-bearing held for sale	1,813	(1,813)	—
Interest-bearing	394,647	—	394,647
Interest-bearing held for sale	54,075	(54,075)	—

Total Deposits	498,403	(55,888)	442,515

Federal Home Loan Bank advances	13,000	—	13,000
Subordinated debentures	23,000	—	23,000
Repurchase agreement	7,000	—	7,000
Accrued interest payable	3,594	(149)	3,445
Other liabilities	6,512	(38)	6,474

Total Liabilities	551,509	(56,075)	495,434

Community First, Inc.

Consolidated Balance Sheet

(Unaudited, Condensed)

(Continued)

	September 30, 2012
(amounts in thousands, except share and per share data)	As Reported (a)	Pro Forma Adjustments (b)	Pro Forma
Shareholders’ Equity

Senior Preferred shares, no par value; 5% cumulative. Authorized 2,500,000 shares; issued 17,806 with liquidation value of $19,138	17,806	—	17,806

Warrant Preferred shares, no par value; 9% cumulative. Issued 890 with liquidation value of $890	890	—	890
Net discount on preferred shares	(279)	—	(279)
Total preferred shares	18,417	—	18,417
Common stock, no par value. Authorized 10,000,000 shares; issued 3,274,205 shares	28,588	—	28,588
Accumulated deficit	(38,345)	2,600	(35,745)
Accumulated other comprehensive (loss), net	(18)	—	(18)

Total Shareholders’ Equity	8,642	2,600	11,242

Total Liabilities and Shareholders’ Equity	$560,151	$(53,475)	$506,676

Community First, Inc.

Consolidated Statement of Operations

(Unaudited, Condensed)

	For the Nine Months Ended
(amounts in thousands, except share and per share data)	September 30, 2012
	As Reported (a)	Pro Forma Adjustments (c)	Pro Forma
Interest income:
Loans, including fees	$16,336	$(1,034)	$15,302
Taxable securities	888	—	888
Tax-exempt securities	266	—	266
Federal funds sold and other	220	(45)	175

Total interest income	17,710	(1,079)	16,631
Interest expense:
Deposits	3,873	(490)	3,383
FHLB advances and federal funds purchased	261	—	261
Subordinated debentures and other	1,300	—	1,300

Total interest expense	5,434	(490)	4,944

Net interest income	12,276	(589)	11,687
Provision for loan losses	2,700	—	2,700

Net interest income after provision for loan losses	9,576	(589)	8,987
Noninterest income:
Service charges on deposit accounts	1,256	(13)	1,243
Gain on sale of loans	137	—	137
Gain on sale of securities available for sale	1,215	—	1,215
Gain on sale of branches	1,466	2,600	4,066
Other	693	(115)	578

Total noninterest income	4,767	2,472	7,239
Noninterest expense:
Salaries and employee benefits	5,479	(245)	5,234
Regulatory and compliance	1,070	—	1,070
Occupancy	964	(110)	854
Furniture and equipment	403	(9)	394
Data processing fees	890	(30)	860
Advertising and public relations	158	(1)	157
Operational expense	297	(14)	283
Other real estate owned expense	1,707	—	1,707
Other	2,650	(50)	2,600

Total noninterest expenses	13,618	(459)	13,159

Income before income tax expense	725	2,342	3,067
Income tax expense (benefit)	—	—	—

Net income	725	2,342	3,067
Preferred stock dividends declared	(728)	—	(728)
Accretion of preferred stock discount	(140)	—	(140)

Net income (loss) allocated to common shareholders	$(143)	$2,342	$2,199

Loss per share allocated to common shareholders
Basic	$(0.04)	$0.72	$0.68
Diluted	(0.04)	0.72	0.68
Weighted average common shares outstanding
Basic	3,274,049	—	3,274,049
Diluted	3,274,049	—	3,274,049

Community First, Inc.

Consolidated Statement of Operations

(Unaudited)

	For the Year Ended December 31, 2011
(amounts in thousands, except share and per share data)	As Reported (d)	Pro Forma Adjustments (e)	Pro Forma
Interest income:
Loans, including fees	$26,308	$(1,378)	$24,930
Taxable securities	1,598	—	1,598
Tax-exempt securities	459	—	459
Federal funds sold and other	321	(60)	261

Total interest income	28,686	(1,438)	27,248
Interest expense:
Deposits	7,082	(958)	6,124
FHLB advances and federal funds purchased	375	—	375
Subordinated debentures and other	1,631	—	1,631

Total interest expense	9,088	(958)	8,130

Net interest income	19,598	(480)	19,118
Provision for loan losses	13,029	—	13,029

Net interest income after provision for loan losses	6,569	(480)	6,089
Noninterest income:
Service charges on deposit accounts	1,809	(34)	1,775
Gain on sale of loans	343	—	343
Gain on sale of branch	—	2,600	2,600
Other	1,201	(132)	1,069

Total noninterest income	3,353	2,434	5,787
Noninterest expense:
Salaries and employee benefits	8,353	(761)	7,592
Regulatory and compliance	1,390	—	1,390
Occupancy	1,543	(287)	1,256
Furniture and equipment	737	(86)	651
Data processing fees	931	(56)	875
Advertising and public relations	357	(13)	344
Operational expense	706	(27)	679
Other real estate owned expense	3,016	—	3,016
Other	9,496	(144)	9,352

Total noninterest expenses	26,529	(1,374)	25,155

Income (loss) before income tax expense	(16,607)	3,328	(13,279)
Income tax expense (benefit)	(1,555)	—	(1,555)

Net income (loss)	(15,052)	3,328	(11,724)
Preferred stock dividends declared	(970)	—	(970)
Accretion of preferred stock discount	(175)	—	(175)

Net income (loss) allocated to common shareholders	$(16,197)	$3,328	$(12,869)

Loss per share allocated to common shareholders
Basic	$(4.95)	$1.02	$(3.93)
Diluted	(4.95)	1.02	(3.93)
Weighted average common shares outstanding
Basic	3,273,301	—	3,273,301
Diluted	3,273,301	—	3,273,301

Community First, Inc.

Notes to the Unaudited Pro Forma Consolidated Financial Statements

(a)	Amounts represent historical financial information from the Company’s Quarterly Report on Form 10-Q as of and for the period ended September 30, 2012.
(b)	We have made adjustments to the Unaudited Pro Forma Condensed Balance Sheet as of September 30, 2012 to reflect the sale of the assets and liabilities that were included in the Cool Springs Branch sale as if the sale occurred on September 30, 2012. The pro forma adjustments per the sale are as follows:

Description	Balance Sheet Location	Amount
Cash paid	Cash and due from banks	$24,064
Loans sold	Loans held for sale	$24,352
Premises and equipment sold	Premises and equipment held for sale	$4,886
Accrued interest receivable sold	Accrued interest receivable	$93
Deferred rent receivable	Other assets	$18
Mortgage servicing asset	Other assets	$62
Noninterest-bearing deposits sold	Noninterest-bearing deposits held for sale	$1,813
Interest-bearing deposits sold	Interest-bearing deposits held for sale	$54,075
Accrued interest payable sold	Accrued interest payable	$149
Accrued property taxes	Other liabilities	$38
Gain on sale of branch	Retained earnings (accumulated deficit)	$2,600

(c)	Represents nine months of income and expenses related to the Company’s assets and liabilities sold with the Cool Springs Branch.
(d)	Amounts represent historical financial information from the Company’s Annual Report on Form 10-K for the period ended December 31, 2011.
(e)	Represents twelve months of income and expenses related to the Company’s assets and liabilities sold with the Cool Springs Branch.